UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/30/2007

Analytical Surveys, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-13111

CO	84-0846389
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8610 N. New Braunfels
Suite 205
San Antonio, TX 78217
(Address of principal executive offices, including zip code)

210-657-1500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 4.01.    Changes in Registrant's Certifying Accountant

(a)        Previous independent registered public accounting firm.
On July 30, 2007, Analytical Surveys, Inc. ("Registrant") notified its independent registered public accounting firm, Pannell Kerr Forster of Texas, PC, ("PKF") of its intention to engage Malone and Bailey, PC ("Malone and Bailey") as its new independent registered public accounting firm, at which time Registrant dismissed PKF.
PKF's reports on Registrant's financial statements for the past two years have not contained an adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles. The PKF reports contained a going concern qualification. This qualification expressed substantial doubt about the Registrant’s ability to continue as a going concern based on significant operating losses and a lack of external financing to fund working capital and debt requirements.
The decision to change Registrant's independent registered public accounting firm was approved by Registrant's Audit Committee.
There were no disagreements between Registrant and PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PKF's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.
Registrant has provided PKF with the foregoing disclosures and has requested that it furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the statements made by Registrant herein. A copy of the response of PKF to the foregoing disclosures is attached hereto as Exhibit 16.1 and incorporated in this Item 4.01(a) by reference.
(b)        New independent registered public accounting firm.
On July 30, 2007, Registrant engaged Malone and Bailey as its new independent registered public accounting firm. Prior to the time Registrant engaged Malone and Bailey, Registrant did not consult Malone and Bailey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(ii) of Regulation S-B.
(c)        Exhibits
16.1  Letter from Pannell Kerr Forster of Texas, PC, dated August 3, 2007, pursuant to Item 304(a)(3) of Regulation S-K, regarding change in certifying accountant.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analytical Surveys, Inc.

Date: August 3, 2007	By:	/s/ Lori Jones
Lori Jones
CEO